Exhibit 99.2

Unaudited Pro Forma Consolidated Financial Information

The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2022.

The following unaudited pro forma consolidated balance sheet as of June 30, 2022, has been prepared to give effect to the Redemption and Distribution as described in Item 2.01, as if they had occurred on June 30, 2022.

The following unaudited pro forma consolidated statements of income for the six months ended June 30, 2022 and for the year ended December 31, 2021, have been prepared to give effect to the Redemption and Distribution as if they had occurred on January 1, 2021.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only, only give effect to the Redemption and Distribution and are not necessarily indicative of future results or of actual results that would have been achieved had the Redemption and Distribution been consummated on January 1, 2021 or June 30, 2022, as the case may be.

PS BUSINESS PARKS, INC

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2022

(Amounts in thousands, except share data)

	PS Business Parks, Inc. Historical	Transaction Accounting Adjustments: Redemption and Distribution		PS Business Parks, Inc. Pro Forma
ASSETS
Cash and cash equivalents	$173,460	$(3	) (1)	$173,457
Real estate facilities, at cost
Land	849,942	(224,476	) (1)	625,466
Buildings and improvements	2,202,358	(707,948	) (1)	1,494,410

	3,052,300	(932,424)		2,119,876
Accumulated depreciation	(1,182,746)	420,096	(1)	(762,650)

	1,869,554	(512,328)		1,357,226
Properties held for sale, net	—	—		—
Land and building held for development, net	112,952	(6,953	) (1)	105,999

	1,982,506	(519,281)		1,463,225
Rent receivable	1,571	—	(1)	1,571
Deferred rent receivable	37,525	(10,978	) (1)	26,547
Other assets	10,995	(2,157	) (1)	8,838

Total assets	$2,206,057	$(532,419)		$1,673,638

LIABILITIES AND EQUITY
Accrued and other liabilities	$92,047	$(16,451	) (1)	$75,596
Credit facility	—	—		—

Total liabilities	92,047	(16,451)		75,596
Commitments and contingencies
Equity
PS Business Parks, Inc.’s stockholders’ equity
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 30,200 shares issued and outstanding at June 30, 2022	755,000	—		755,000
Common stock, $0.01 par value, 100,000,000 shares authorized, 27,631,499 shares issued and outstanding at June 30, 2022	276	—		276
Paid-in capital	755,873	(236,196	) (2)	519,677
Accumulated earnings	318,782	—		318,782

Total PS Business Parks, Inc.’s stockholders’ equity	1,829,931	(236,196)		1,593,735
Noncontrolling interests	284,079	(279,772	) (2)	4,307

Total equity	2,114,010	(515,968)		1,598,042

Total liabilities and equity	$2,206,057	$(532,419)		$1,673,638

See accompanying notes to the unaudited pro forma financial statements.

PS BUSINESS PARKS, INC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2022

(Amounts in thousands, except share data)

	PS Business Parks, Inc. Historical	Transaction Accounting Adjustments: Redemption and Distribution		PS Business Parks, Inc. Pro Forma
Rental income	$223,750	$(56,647	) (1)	$167,103
Expenses
Cost of operations	66,701	(18,150	) (1)	48,551
Depreciation and amortization	45,931	(15,028	) (1)	30,903
General and administrative	22,416	—		22,416

Total operating expenses	135,048	(33,178)		101,870

Interest and other income	1,968	(8	) (1)	1,960
Interest and other expense	(806)	—		(806)
Gain on sale of real estate facilities	118,801	—		118,801

Net income	208,665	(23,477)		185,188
Allocation to noncontrolling interests	(39,437)	39,429	(2)	(8)

Net income allocable to PS Business Parks, Inc.	169,228	15,952		185,180
Allocation to preferred stockholders	(19,160)	—		(19,160)
Allocation to restricted stock unit holders	(998)	—		(998)

Net income allocable to common stockholders	$149,070	$15,952		$165,022

Net income per share of common stock
Basic	$5.40			$5.98
Diluted	$5.38			$5.96
Weighted average common stock outstanding
Basic	27,618			27,618
Diluted	27,707			27,707

See accompanying notes to the unaudited pro forma financial statements.

PS BUSINESS PARKS, INC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands, except per share data)

	PS Business Parks, Inc. Historical	Transaction Accounting Adjustments: Redemption and Distribution		PS Business Parks, Inc. Pro Forma
Rental income	$438,703	$(112,174	) (1)	$326,529
Expenses
Cost of operations	130,896	(35,136	) (1)	95,760
Depreciation and amortization	93,486	(32,004	) (1)	61,482
General and administrative	19,057	—		19,057

Total operating expenses	243,439	(67,140)		176,299

Interest and other income	2,536	(318	) (1)	2,218
Interest and other expense	(4,646)	—		(4,646)
Gain on sale of real estate facilities	359,875	—		359,875

Net income	553,029	(45,352)		507,677
Allocation to noncontrolling interests	(104,270)	104,290	(2)	20

Net income allocable to PS Business Parks, Inc.	448,759	58,938		507,697
Allocation to preferred stockholders based upon
Distributions	(46,624)	—		(46,624)
Preferred securities redemption charge	(6,434)	—		(6,434)
Allocation to restricted stock unit holders	(2,613)	—		(2,613)

Net income allocable to common stockholders	$393,088	$58,938		$452,026

Net income per share of common stock
Basic	$14.28			$16.42
Diluted	$14.22			$16.35
Weighted average common stock outstanding
Basic	27,534			27,534
Diluted	27,636			27,636

See accompanying notes to the unaudited pro forma financial statements.

PS BUSINESS PARKS, INC

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The Unaudited Pro Forma Financial Statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

The unaudited pro forma consolidated financial statements of PS Business Parks, Inc. (the “Company”), have been prepared based on the historical consolidated balance sheet of the Company as of June 30, 2022 and the historical consolidated statements of income of the Company for the six months ended June 30, 2022 and for the year ended December 31, 2021.

The Company employs accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management’s opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company have been made.

2.	Pro Forma Adjustments

The accompanying Unaudited Pro Forma Financial Statements have been prepared as if the Redemption and Distribution was completed on June 30, 2022 for balance sheet purposes and January 1, 2021 for statement of income purposes and reflect the following pro forma adjustments:

Adjustments to Unaudited Pro Forma Consolidated Balance Sheet

(1) Represents the elimination of assets and liabilities associated with the Non-Core Portfolio at the historical cost basis presented within the consolidated balance sheet of the Company as of June 30, 2022 filed with the SEC on July 19, 2022.

(2) Represents the change arising from the Redemption and Distribution of the Non-Core Portfolio. Adjustment to non controlling interest represents the redemption of approximately 21% of the outstanding Operating Partnership units pursuant to the Distribution and Contribution Agreement, which represent all the units not held by the Company. Adjustment to additional paid in capital reflects the difference between the value of the Operating Partnership units redeemed and the historical cost basis of the relevant assets and liabilities of the distributed Non-Core portfolio which represents a basis difference that is not reflected in the historical consolidated balance sheet.

Adjustments to Unaudited Pro Forma Consolidated Statements of Income

(1) Represents the elimination of income and expenses associated with the Non-Core Portfolio.

(2) Represents the elimination of allocation to non controlling interests as a result of the redemption of approximately 21% of the outstanding Operating Partnership units pursuant to the Distribution and Contribution Agreement.